UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 16, 2020, Eagle Pharmaceuticals, Inc., or the Company, issued a press release announcing that on April 14, 2020 the Company submitted an Investigational New Drug, or IND, application to the U.S. Food and Drug Administration, or the FDA, for a Phase 2 clinical trial in partnership with Hackensack University Medical Center to evaluate the efficacy of RYANODEX® (dantrolene sodium) in patients infected with SARS-CoV-2, the virus causing the COVID-19 pandemic. The press release also announced that the Company has been in contact with the FDA's Coronavirus Treatment Acceleration Program (CTAP), to request potential expedited review of the IND application with the aim of beginning the clinical trial as soon as possible.

On April 16, 2020, the Company also posted on its website at https://www.eagleus.com/eagle-pharmaceuticals-corporate-website-statement/ a corporate statement providing an update on the Company’s efforts with respect to the COVID-19 pandemic, or the COVID-19 Update.

A copy of the press release and the COVID-19 Update are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Report 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, the potential benefits, antiviral activity and efficacy of RYANODEX including the potential for RYANODEX to be a possible therapeutic option for COVID-19; the success of the Company’s collaboration with Hackensack University Medical Center; and expectations for regulatory submissions and approvals. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this Current Report are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

99.1	Press Release dated April 16, 2020.
99.2	Corporate Statement Providing COVID-19 Update dated April 16, 2020.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: April 16, 2020

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer